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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): February 10, 2003


                              EMERGING VISION, INC.
             (Exact name of registrant as specified in its charter)


     New York                        1-14128                     11-3096941
------------------           -----------------------        --------------------
 (State or other             (Commission File Number)          (IRS Employer
  jurisdiction                                               Identification No.)
 of incorporation)


                         100 Quentin Roosevelt Boulevard
                          Garden City, New York 11530
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               (Address of principal executive offices) (Zip Code)

                                 (516) 390-2100
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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


Item 5. Other Events
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     Emerging Vision, Inc. issued a press release on February 10, 2003 regarding the announcement of the final terms of its shareholder rights offering, a copy of which is attached as Exhibit 99.1 hereto. The press release is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a) and (b) Not Applicable.

(c) The following exhibit is filed with this report:


Exhibit No.       Document
-----------       --------

99.1 Press Release, dated February 10, 2003, with respect to the Registrant's rights offering of shares of its common stock and warrants to purchase additional shares of common stock.






                          [Signature on following page]









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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EMERGING VISION, INC.


                                      By: /s/ Christopher G. Payan
                                         -----------------------------------

                                      Name:  Christopher G. Payan
                                      Title: Senior Vice President,
                                             Co-Chief Operating Officer and
                                             Chief Financial Officer


Date: February 11, 2003














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


                                  EXHIBIT INDEX
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Exhibit No.       Document
-----------       --------

99.1 Press Release, dated February 10, 2003, with respect to the Registrant's rights offering of shares of its common stock and warrants to purchase additional shares of common stock.























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

                                                                EXHIBIT NO. 99.1


                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


                              EMERGING VISION, INC.
                      SETS THE TERMS OF ITS RIGHTS OFFERING

     Garden City, New York (Business Wire) - February 10, 2003 - Emerging Vision, Inc. (OTCBB: ISEE.OB) today announced that it has filed an amended registration statement with the Securities and Exchange Commission in connection with its previously announced rights offering to its shareholders. The rights offering will consist of 50,000,000 units, with each unit consisting of one share of the Company's common stock and a warrant, having a term of twelve (12) months, to purchase one additional share of common stock at an exercise price equal to $0.05, unless the average of the last reported sales price of its common stock, as quoted on the OTC Bulletin Board, during the fifteen (15) trading days immediately preceding, and including, April 7, 2003 is $0.125 or more and the average number of shares traded during each of those fifteen (15) trading days is 50,000 or more, in which case the exercise price will be equal to $0.06, or if the same volume conditions are met but the average of the last reported sales prices is $0.195 or more, in which case the exercise price will be equal to $0.07.

     Each shareholder will be granted 1.67 non-transferable rights for every share of common stock owned as of February 25, 2003, the record date. Each right will be exercisable for one unit at a price of $0.04, the proceeds of which will be used to repay the amounts outstanding under the Company's existing credit facility and term loan, to fund its plan to close non-profitable stores and for general corporate and working capital purposes. The rights offering will commence on or about February 26, 2003 and continue until 5:00 p.m. on April 14, 2003.

     In addition, an oversubscription privilege has been included, allowing shareholders to subscribe for additional units not subscribed for by other shareholders pro rata based on the number of units purchased under the basic subscription privilege. No fractional rights will be issued, but the Company will round the number of rights its shareholders receive down to the nearest whole number.

     A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective, and will be made only by means of a prospectus. This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

About Emerging Vision

     Emerging Vision, Inc. operates one of the largest chains of retail optical stores and one of the largest franchised optical chains in the United States, with approximately 186 franchised and Company-owned stores located in 23 states, the District of Columbia, Ontario, Canada and the U.S. Virgin Islands, principally operating under the names "Sterling Optical" and "Site for Sore Eyes".

     All statements contained herein (other than historical facts) are based upon current expectations. These statements are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially from the anticipated results or other expectations expressed in the Company's forward looking statements. Generally, the words "anticipate", "believe", "possible", "estimate" and "expects" and similar expressions, as they relate to the Company and/or its management, are intended to identify forward looking statements.

------------------------------------
Contact:

Emerging Vision, Inc.
Christopher G. Payan
(516) 390-2134
chris.payan@sterlingoptical.com



















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